UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________________________________________________________________________________

Date of Report (Date of earliest event reported): March 17, 2022

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1317 Edgewater Dr #1880 Orlando, Florida	32804
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:     (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IZEA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.       Results of Operations and Financial Condition.
The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.
Item 4.02.       Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.
On March 17, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of IZEA Worldwide, Inc. ("the Company") concluded, in consultation with the Company's management and BDO USA, LLP ("BDO"), the Company's independent registered public accounting firm, that the Company’s previously issued interim financial statements included in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020, and September 30, 2020 (collectively, the "Restated Periods") should be restated to apply adjustments to certain liabilities, associated costs, and revenues which are derived from such costs, as described below, and should therefore no longer be relied upon. The Company plans to restate the financial statements for the Restated Periods in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 Form 10-K"), which it anticipates filing on March 30, 2022. The Company determined that the previously issued financial statements for the year ended December 31, 2020, and the interim periods ended March 31, 2021, June 30, 2021, and September 30, 2021, were not materially impacted, and do not require restatement.
The Company expects the aggregate effect of the adjustments on revenues will be less than 2 percent for the year ended December 31, 2020, and that the effect on 2021 revenues will be positive.
During the preparation of the Company's 2021 Form 10-K, management conducted a review of the Company’s recognition of liabilities and associated costs relating to the Company’s managed services within its IZEAx platform ("Managed Services"), in connection with which the Company enters into contracts with marketers for creators to produce sponsored social services content (“Sponsored Content”) and post it on one or more approved social media platforms. The Company's Terms of Service state that Sponsored Content posted in response to a marketer's request (an "Opportunity") must remain linked and live for a minimum of forty-five (45) consecutive days (unless otherwise specified in the Opportunity) to validate the fulfillment of the Opportunity and for the creator to earn compensation for the posted Opportunity. Historically, the Company has reported liabilities and associated costs for Sponsored Content, as well as the related revenues, at the conclusion of the 45-day posting period, such that all liabilities, associated costs, and related revenues of Sponsored Content posted within 45 days prior to the end of a reporting period were recorded in the subsequent reporting period.
Following consultation with the Company's management, the Audit Committee determined that a portion of the liability and associated cost of the Sponsored Content should have been accrued upon its initial posting (delivery) based on the number of posting days during the reporting period in which such Sponsored Content was posted. The Company recognizes its Managed Services revenue using an input method of costs incurred compared to the total of expected costs; as such, the timing of the accrual of Sponsored Content costs affects the related Managed Services revenue recognized during each period.
The Company is analyzing the impact of adjusted Managed Services cost accrual on revenue in previously reported financial results. Although this analysis is not yet complete, the Company currently estimates that revenue for the three months ended March 31, 2020, will be $439,193, or 9%, less than the revenue reported in the Quarterly Report on Form 10-Q for such period, that revenue for the three months ended June 30, 2020, will be $85,222, or 3%, less than the revenue reported in the Quarterly Report on Form 10-Q for such period, and that revenue for the three months ended September 30, 2020, will be $171,434, or 4%, more than the revenue reported in the Quarterly Report on Form 10-Q for such period. The Company currently estimates that revenue for the six months ended June 30, 2020, will be $524,415, or 7%, less than the revenue reported in the Quarterly Report on Form 10-Q for such year-to-date period, and that revenue for the nine months ended September 30, 2020, will be $352,981, or 3%, less than the revenue reported in the Quarterly Report on Form 10-Q for such year-to-date period. The Company currently estimates that revenue for the twelve months ended December 31, 2020, will be $362,348, or 2%, less than revenues previously reported for such period. The estimated impacts of the adjustments are summarized in Exhibit 99.1 attached hereto.
The Company's management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with BDO. The Audit Committee is committed to addressing the issues identified and is conducting a review of the Company’s accounting policies pertaining to the recognition of revenue and costs.
Caution Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K and the press release furnished herewith may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek,” “will,” or other comparable terms. Examples of forward-looking statements include, among others, statements regarding the nature, scope, and impact of the method of accruing costs relating to the Company’s Managed Services revenue, including the Company’s belief as to the materiality of the impact to reporting periods other than the Restated Periods; the Company’s estimates and preliminary expectations of results for the Restated Periods set forth herein and attached hereto as Exhibit 99.1; and the timing of the filing of the 2021 Form 10-K. A variety of factors could cause actual events and results to differ materially from those expressed in or contemplated by the forward-looking statements. These factors include, without limitation, the risk that additional information may become known prior to the expected filing of the 2021 Form 10-K; the timing and ultimate conclusions of BDO regarding the audit of the Company’s financial statements; and the risk that the completion and filing of the 2021 Form 10-K will take longer than expected. Other risk factors affecting the Company are discussed in detail in the Company’s periodic filings with the Securities and Exchange Commission. The forward-looking statements made in this Current Report on Form 8-K and the press release speak only as of the date of this Current Report on Form 8-K or the press release, as applicable, and the Company assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.
Item 9.01.       Financial Statements and Exhibits
(d)   Exhibits.

Exhibit No.	Description
99.1	Schedule of selected items in the Restated Periods

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: March 23, 2022	By: /s/ Edward H. (Ted) Murphy
Edward H. (Ted) Murphy Chief Executive Officer